UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2011

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	001-34889	58-2659667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On February 16, 2011, Charter Financial Corporation (the “Company”), the holding company of CharterBank, made a presentation at the [Sterne Agee Financial Institutions Investor Conference]. A copy of the Company’s presentation is attached as Exhibit 99.1 hereto, and has been posted in the Investor Relations section of the Company’s website at www.charterbank.net.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Charter Financial Corporation Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION (Registrant)

Date: February 16, 2011	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Chief Financial Officer